ACCRUALS AND OTHER CURRENT LIABILITIES (Tables)	12 Months Ended
Dec. 31, 2023
Payables and Accruals [Abstract]
Schedule of accrued expenses and other liabilities

	December 31,
	2022	2023
	US$’000	US$’000
Accrued operating expenses	478	669
Deferred revenue	2,047	–
Deposits	204	204
Advances from customers	1,801	1,870
Unrealized losses on commodity future contracts, at fair value	218	–
GST payables	1	6
Other payables – Third parties	–	5
Other payables – Related party *	–	1,096
	4,749	3,850

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*	The amount due relates to a related party, namely the spouse of the Chairwoman and executive director, and is unsecured. An agreement was signed on January 1, 2023, involving a loan of US$1,500,000 to the Company, with an interest rate of 10% per annum and no fixed term of repayment. Throughout the year, the Company has been making repayments, reducing the outstanding balance. As of the end of the year, the carrying amount of the loan is US$1,095,630.